EXHIBIT 99.1
August 12, 2011
5104 Pickney Drive
Brentwood, TN 37027
Mr. M. Terry Turner
President & C.E.O.
Pinnacle Financial Partners, Inc.
150 3rd Avenue South
Nashville, TN 37201
HAND DELIVERED
Mr. Robert A. McCabe
Chairman
Pinnacle Financial Partners, Inc.
150 3rd Avenue South
Nashville, TN 37201
Dear Terry and Rob:
Please accept this letter as my resignation notice from the Board of Directors of Pinnacle Financial Partners, Inc. and Pinnacle National Bank effective with the date of this letter.
It has been an honor to be a Founder of Pinnacle and to serve on the Board since the founding of the institution. I wish you and the entire Pinnacle family much success in the future.